Subsequent events	3 Months Ended
Mar. 31, 2025
Subsequent events.
Subsequent events

8. Subsequent Events

Consistent with the Company’s variable dividend policy, the Board of Directors declared a cash dividend on May 7, 2025, of $0.05 per common share for the quarter ended March 31, 2025. The cash dividend of approximately $1.9 million will be paid on June 13, 2025, to all shareholders of record on May 30, 2025.